UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2006

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure

Aspen Insurance Holdings Limited (the ‘‘Company’’) furnishes the attached presentation which sets out investment highlights, strategy, implied 2006 ROAE guidance and first quarter 2006 results. The information about the Company described in the slides attached to this report as Exhibit 99.1 will be presented by the Chief Executive Officer and Chief Financial Officer of the Company to various investors on May 4 and 5, 2006 and later in the month.

Safe Harbor for Forward-Looking Statements

Some of the statements in Exhibit 99.1 include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward looking nature identify forward-looking statements in Exhibit 99.1 for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. See slide 2 of the attached presentation for such factors as well as our Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC on March 6, 2006.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Section 9. Financial Statements and Exhibits

Item 9.01- Financial Statements and Exhibits

(c) The following exhibit is furnished under Item 7.01 as part of this report:

99.1	Slides from presentation by management.

The information furnished under Item 7.01 ‘‘Regulation FD Disclosure’’ shall not be deemed ‘‘filed’’ for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)
Dated: May 4, 2006	By:	/s/ Julian Cusack
Name: Julian Cusack
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Slides from presentation by management